Income Tax Expense - Schedule of Income Tax Rate (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Schedule of Income Tax Rate [Abstract]
Profit before provision for income taxes		$ (13,025)	$ 1,139	$ 1,910
Income tax expenses computed at statutory rate		(2,149)	188	315
Effect of preferential tax rates
Non-deductible expenses		556	107	2
Non-taxable income		(83)	(1)	(176)
Tax loss not recognised (Note (a))	[1]	1,676
Over provision of deferred tax in prior years			(53)
Change in valuation allowance		186
Income tax expenses, Total		$ 186	$ 241	$ 141

[1]	As at March 31, 2026, the Group has unused tax losses of approximately $10,156,000 (2025:Nil) available for offset against future profits. No deferred tax assets have been recognised for the tax losses of $10,156,000 (2025: Nil) due to the unpredictability of future profit streams. All tax losses may be carried forward indefinitely.